HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions except per share amounts)

	Three months ended
	July 31, 2007	April 30, 2007	July 31, 2006

Net revenue	$25,377	$25,534	$21,890

Costs and expenses(a):
Cost of sales	19,164	19,283	16,472
Research and development	917	903	920
Selling, general and administrative	3,002	3,044	2,830
Amortization of purchased intangible assets	183	212	153
In-process research and development charges	--	19	--
Restructuring	(5)	453	5
Pension curtailments and pension settlements, net	--	(508)	--

Total costs and expenses	23,261	23,406	20,380

Earnings from operations	2,116	2,128	1,510

Interest and other, net	165	87	221
Gains on investments	5	13	7

Earnings before taxes	2,286	2,228	1,738

Provision for taxes(b)	508	453	363

Net earnings	$1,778	$1,775	$1,375

Net earnings per share:
Basic	$0.68	$0.67	$0.50
Diluted	$0.66	$0.65	$0.48

Cash dividends declared per share	$0.16	--	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,600	2,638	2,768
Diluted	2,697	2,731	2,839

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$34	$42	$35
Research and development	19	18	17
Selling, general and administrative	91	94	75

Total costs and expenses	$144	$154	$127

(b) Tax benefit from stock-based compensation	$(36)	$(44)	$(38)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions except per share amounts)

	Nine months ended
	July 31, 2007	July 31, 2006
Net revenue	$75,993	$67,103

Costs and expenses(a):
Cost of sales	57,583	50,834
Research and development	2,697	2,721
Selling, general and administrative	8,954	8,380
Amortization of purchased intangible assets	596	451
In-process research and development charges	186	52
Restructuring	407	6
Pension curtailments and pension settlements, net	(517)	--

Total costs and expenses	69,906	62,444

Earnings from operations	6,087	4,659

Interest and other, net	363	416
Gains on investments	28	11

Earnings before taxes	6,478	5,086

Provision for taxes(b)	1,378	585

Net earnings	$5,100	$4,501

Net earnings per share:
Basic	$1.93	$1.61
Diluted	$1.87	$1.57

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,648	2,799
Diluted	2,734	2,870

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$121	$107
Research and development	56	50
Selling, general and administrative	284	238

Total costs and expenses	$461	$395

(b) Tax benefit from stock-based compensation	$(128)	$(120)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (In millions)

	July 31, 2007	October 31, 2006
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,450	$16,400
Short-term investments	40	22
Accounts receivable	11,845	10,873
Financing receivables	2,476	2,440
Inventory	8,006	7,750
Other current assets	10,544	10,779

Total current assets	45,361	48,264

Property, plant and equipment	7,479	6,863

Long-term financing receivables and other assets	7,992	6,649

Goodwill and purchased intangible assets	24,309	20,205

Total assets	$85,141	$81,981

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$3,667	$2,705
Accounts payable	11,673	12,102
Employee compensation and benefits	2,819	3,148
Taxes on earnings	1,816	1,905
Deferred revenue	4,983	4,309
Accrued restructuring	168	547
Other accrued liabilities	12,179	11,134

Total current liabilities	37,305	35,850

Long-term debt	4,945	2,490
Other liabilities	5,954	5,497

Stockholders' equity	36,937	38,144

Total liabilities and stockholders' equity	$85,141	$81,981

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	July 31,	April 30,	July 31,
	2007	2007	2006(a)
Net revenue:

Enterprise Storage and Servers	$4,547	$4,619	$4,133
HP Services	4,186	4,145	3,888
HP Software	554	523	318

Technology Solutions Group	9,287	9,287	8,339

Personal Systems Group	8,894	8,663	6,917
Imaging and Printing Group	6,751	7,161	6,234
HP Financial Services	582	550	519
Corporate Investments	220	175	155

Total Segments	25,734	25,836	22,164
Eliminations of intersegment net revenue and other	(357)	(302)	(274)

Total HP Consolidated	$25,377	$25,534	$21,890

Earnings from operations:

Enterprise Storage and Servers	$464	$407	$296
HP Services	430	459	364
HP Software	81	42	13

Technology Solutions Group	975	908	673

Personal Systems Group	519	417	275
Imaging and Printing Group	981	1,167	884
HP Financial Services	39	36	35
Corporate Investments	(5)	(18)	(33)

Total Segments	2,509	2,510	1,834
Corporate and unallocated costs and eliminations	(101)	(75)	(53)
Unallocated costs related to stock-based compensation expense	(114)	(131)	(113)
Amortization of purchased intangible assets	(183)	(212)	(153)
In-process research and development charges	--	(19)	--
Restructuring	5	(453)	(5)
Pension curtailments and pension settlements, net	--	508	--
Interest and other, net	165	87	221
Gains on investments	5	13	7

Total HP Consolidated Earnings Before Taxes	$2,286	$2,228	$1,738

(a)	Certain fiscal 2007 organizational realignments have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2006, the realignments primarily resulted in revenue movement within business units within the ESS and HPS segments. There was no impact to total segment revenue.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Nine months ended July 31
	2007	2006(a)
Net revenue:

Enterprise Storage and Servers	$13,619	$12,638
HP Services	12,279	11,537
HP Software	1,627	952

Technology Solutions Group	27,525	25,127

Personal Systems Group	26,276	21,343
Imaging and Printing Group	20,911	19,503
HP Financial Services	1,679	1,533
Corporate Investments	552	406

Total Segments	76,943	67,912
Eliminations of intersegment net revenue and other	(950)	(809)

Total HP Consolidated	$75,993	$67,103

Earnings from operations:

Enterprise Storage and Servers	$1,287	$944
HP Services	1,303	1,002
HP Software	170	25

Technology Solutions Group	2,760	1,971

Personal Systems Group	1,350	816
Imaging and Printing Group	3,221	2,898
HP Financial Services	107	112
Corporate Investments	(52)	(115)

Total Segments	7,386	5,682

Corporate and unallocated costs and eliminations	(242)	(175)
Unallocated costs related to stock-based compensation expense	(385)	(339)
Amortization of purchased intangible assets	(596)	(451)
In-process research and development charges	(186)	(52)
Restructuring	(407)	(6)
Pension curtailments and pension settlements, net	517	--
Interest and other, net	363	416
Gains on investments	28	11

Total HP Consolidated Earnings Before Taxes	$6,478	$5,086

(a)	Certain fiscal 2007 organizational realignments have been reflected retroactively to provide improved visibility and comparability. For fiscal year 2006, the realignments primarily resulted in revenue movement within business units within the ESS and HPS segments. There was no impact to total segment revenue.